EQ PREMIER VIP TRUST

Supplement dated July 19, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2023, as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023, as supplemented, of EQ Premier VIP Trust (“VIP Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the VIP Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the VIP Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding the proposed reorganization of each of the series (each, a “Portfolio”) of the VIP Trust into a substantially identical, newly-created Portfolio of EQ Advisors Trust (“EQ Trust”).

At a meeting held on July 18-19, 2023, the Board of Trustees of the VIP Trust approved a form of Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”), which provides for the reorganization of each Portfolio of the VIP Trust into a substantially identical, newly-created Portfolio of EQ Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed VIP Trust Acquired Portfolio	Proposed EQ Trust Acquiring Portfolio
EQ/Core Plus Bond Portfolio	EQ/Core Plus Bond Portfolio
EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
Target 2015 Allocation Portfolio	Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio	Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio	Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio	Target 2045 Allocation Portfolio
Target 2055 Allocation Portfolio	Target 2055 Allocation Portfolio
(each, an “Acquired Portfolio” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios”)

Under the Reorganization Agreement, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Thus, on the closing date of the Reorganizations, each Acquired Portfolio’s shareholders will become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date. Equitable Investment Management Group, LLC serves as the investment adviser for the Acquired Portfolios and the Acquiring Portfolios and will continue to serve as the investment adviser for the Acquiring Portfolios following the Reorganizations.

The Reorganization Agreement is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about October 23, 2023, to vote on the Reorganization Agreement. If shareholders approve the Reorganization Agreement, it is anticipated that the Reorganizations will occur in early November 2023. Until the closing date of a Reorganization, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending upon availability in your variable life or annuity product) subject to the limitations described in the VIP Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement, together with the VIP Trust’s Prospectus dated May 1, 2023, as supplemented.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses, and investment sub-advisers, if any, of the Acquiring Portfolios), the terms of the Reorganization Agreement and the factors the Board of Trustees considered in deciding to approve the Reorganization Agreement will be sent to shareholders of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.